Exhibit 99.2

Interim Safety, Biomarker, and Efficacy Data from Imagine - 1: A Phase 1/2 Open - Label, Multicenter Study to Assess the Safety, Tolerability, and Efficacy of a Single Dose, ICM Administration of PBGM01 in Subjects with Type I (Early Onset) and Type IIa (Late Onset) Infantile GM1 Gangliosidosis (GM1) David Weinstein, MD, MMSc SVP, Clinical Development and Clinical Lead, Imagine - 1, Passage Bio, Inc. ICM= intra - cisterna magna .. American Society of Gene & Cell Therapy (ASGCT) 25 th Annual Meeting Wednesday, May 18, 2022

2 Notice • This presentation is about a research study aimed at assessing the safety and efficacy of an investigational treatment called PBGM01. ▪ Use of PBGM01 is not approved by any of the regulatory agencies for the treatment of GM1. ▪ The safety and efficacy of PBGM01 for the treatment of GM1 has not been established in humans. ▪ For additional information about the study, go to www.clinicaltrials.gov/ct2/show/NCT04713475. GM1=GM1 gangliosidosis.

GM1 Gangliosidosis

- *GLB1* gene mutation results in deficient β-Gal enzyme activity leading to intracellular ganglioside accumulation[1]
- GM1 gangliosidosis is characterized by progressive neurological deterioration, progressive brain atrophy, cardiac and skeletal abnormalities[2]
- Estimated incidence of 1 in 100,000-200,000 live births worldwide[1]
- Currently, no effective medical treatment is available for the underlying GM1 gangliosidosis[3,4]


Cooper
GM1 patient


Jaxson
GM1 patient

β-Gal=β-galactosidase; GM1=GM1 gangliosidosis.

1. Brunetti-Pierri N., Scaglia F. *Mol Genet Metab.* 2008;94(4):391-396. 2. Caciotti A., et al. *Biochim Biophys Acta*. 2011;1812(7):782-790.
3. King KE, et al. *Mol Genet Meta Rep.* 2020;25:100676. 4. Nicoli E-R, et al. *Front. Genet. 2021*;12:734878.

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Imagine-1 PassageBio

Clinical Course of Infantile GM1


GM1 Gangliosidosis is a Continuum
Type I (Early Infantile)1
• Onset <6 months1-5
• Hypotonia1-3
• Neurodegeneration1,4,6
• Developmental regression2-4,6
• Seizures2-4,6
• Skeletal dysplasia1,3,4
• Survival: <2 years1
Type IIa (Late-Infantile)3
• Onset 6-24 months3,4
• Developmental plateau, followed by regression2,3,5,6
• Impaired ambulation2,4-5
• Impaired cognition2,4
• Seizures2-5
• Survival: 5 to 10 years2,5
Type IIb (Juvenile)3
• Onset 2-3 years3,4
• Impaired ambulation4,5
• Dysarthria4,6
• Variable skeletal disease4-6
• Decreased cognition4,6
• Survival into 2nd decade5
Imagine-1 Trial will include Type I (Early Infantile) and Type IIa (Late Infantile) patients7
Disease Severity
Negligible
~1-5%
~3–10%
Residual Enzyme Activity1,3-6

Type I/Early Infantile

- No new developmental milestones reached after 3-6 months[5.8]

Type IIa/Late-infantile

- No new developmental milestone reached after 12-15 months[8]

1. Brunetti-Pierri N., Scaglia F. *Mol Genet Metab.* 2008;94(4):391-396. 2. Jarnes JR, et al. *Mol Genet Metab.* 2017;121(2):170-179. 3. Lang FM, et al. *Mol Genet Metab.* 2020;129(3):228-235. 4. Regier DS, et al. *Am J Med Genet Part A.* 2016;170(3):634-644. 5. King KE, et al. *Mol Genet Meta Rep.* 2020;25:100676. 6. Regier DS, Tifft CJ. Rothermel CE. *GLB1*-related disorders. In: Adam MP, Ardinger HH, Pagon RA, et al, eds. GeneReviews® [Internet]. University of Washington, Seattle; 2019:1993-2022. https://www.ncbi.nlm.nih.gov/books/NBK164500/ October 17, 2013. Updated April 22, 2021. Accessed March 7, 2022. 7. Study of Safety, Tolerability and Efficacy of PBGM01 in Pediatric Subjects With GM1 Gangliosidosis (Imagine-1). ClinicalTrials.gov website https://www.clinicaltrials.gov/ct2/show/NCT04713475?term=passage+bio&draw=2&rank=3. January 19, 2021. Updated March 7, 2022. Accessed March 7, 2022. 8. Nicoli E-R, et al. *Front. Genet.* 2021;12:734878.

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Imagine-1 PassageBio

Imagine-1: Global Phase 1/2 Trial with PBGM01

Initial safety and biomarker data from Cohorts 2 & 3 expected in 2H 2022

Trial Design	Phase 1/2, multi-center, open-label, dose escalation and confirmatory study
Route of Administration	Intra-cisterna magna (ICM)
Vector	AAVhu68
Duration	Two years, with rollover into a separate long-term follow-up study
Primary Endpoints	• Safety and tolerability • Efficacy (confirmatory cohort)
Regulatory Clearances and Designations	• Received multiple global regulatory clearances • Received Orphan Drug, Rare Pediatric Disease and Fast Track designations by FDA and Orphan designation by EC



Expansion Cohort
Late Infantile
n = 6
Expansion Cohort
Early Infantile
n = 6
COHORT 2
Late Infantile
n = 2
COHORT 4
Early Infantile
n = 2
DOSE 2 (1.1e11 GC/g)*
DOSE 1 (3.3e10 GC/g)*
COHORT 1
Late Infantile
n = 2
COHORT 3
Early Infantile
n = 2
60 days between subject enrollment
Dosing complete
Recruiting
IDMC review

5

* Genome copies per gram of estimated brain weight

Imagine-1 PassageBio

Cohort 1: Baseline Patient Characteristics

	Patient 1	Patient 2
Diagnosis	Late Onset	Late Onset
Dosing Cohort	Low dose	Low dose
Gender	Male	Male
Age at onset of symptoms (months)	14	12
Age at diagnosis (months)	2	30
Age at gene transfer (months)	15	31
DBS β-Gal activity* (nmol/mL/h)	0.0	0.2
Genotype	p.R201C p.R201C	p.R201C p.L578R
Pre-existing vector nAbs – CSF†	Negative	Negative
Pre-existing vector nAbs – Serum	Positive	Negative
Developmental age on Bayley-III at baseline (months)	11	7

β-Gal=β-galactosidase; CSF=cerebrospinal fluid; DBS=dried blood spot; LLN=lower limit of normal; nAbs=neutralizing antibodies.
*LLN: <5.0 nmol/mL/h.
†Assay threshold titer value of 5.

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Cohort 1 Safety & Tolerability

PBGM01 had a positive safety profile and was well tolerated at the interim analysis*

No SAEs have occurred in either patient

Reported AEs were mild-to-moderate; all moderate AEs resolved without intervention and were deemed non-treatment related

No complications related to ICM administration were reported

No changes in ALT or GGT occurred in either patient following vector administration

No evidence of DRG toxicity clinically or on nerve conduction studies in either patient

*Patient 1 follow-up: 13 months; Patient 2 follow-up: 7 months.
AEs=adverse events; ALT=alanine transaminase; DRG=dorsal root ganglion; gamma-glutamyl transferase; ICM=intra-cisterna magna; SAEs=serious adverse events.

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Imagine-1 PassageBio

8 Patient 1: Vineland - II Sustained improvement documented in all developmental areas through 12 - month assessments Parameter Baseline 3 months 6 months 9 months 12 months Patient Age 14 17 20 24 26 Motor Gross motor 13 14 21 22 21 Fine motor 12 14 16 19 22 Language Receptive language 12 14 25 34 32 Expressive language 8 12 16 19 18 Social Personal living skills 11 14 17 17 19 Interpersonal relationships 8 14 17 22 22 Play and leisure time 17 18 27 26 26 Overall Developmental Age (months) 12 16 21 23 24 8 13 18 23 28 33 38 13 15 17 19 21 23 25 27 Developmental Age (months) Chronological Age (months) Normal Fine motor Gross motor Receptive language Expressive language Personal living skills Interpersonal relationships Play and leisure time Overall T he Vineland - II is caretaker - assessed.

Developmental Gains for Patient 1 (Vineland-II)

	Baseline		12-month Visit
Gross motor	Taking a few steps without support	→	Observed jumping Balancing on 1 foot Climbing Stairs
Fine motor	Sometimes able to squeeze toy	→	Opening door and locks Pours liquid without spilling Stacking 4 blocks
Receptive language	Never points to named body parts Never points to named objects in book Rarely follows 1 step command	→	Follows 2-step instructions Follows instructions heard 5 minutes before Points to items in book and body parts
Expressive language	Never uses "mama/dada" No words with meaning	→	Uses names to address siblings Uses combination of words Creating simple sentences

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The Vineland-II is caretaker-assessed.

Imagine-1 PassageBio

10 Patient 1: Bayley - III Sustained improvement also directly observed in all developmental areas Parameter Baseline 3 months 6 months 12 months Patient Age 14 17 20 26 Motor Gross motor 13 14 15 15 Fine motor 11 16 16 17 Language Receptive language 10 16 16 18 Expressive language 10 14 15 19 Cognitive Cognition 13 16 19 19 Overall Developmental Age (months) 11.6 15.3 16.6 18 10 12 14 16 18 20 22 24 26 13 15 17 19 21 23 25 27 Developmental Age (months) Chronological Age (months) Normal Gross motor Fine motor Receptive language Expressive language Cognition Overall Patient 1 was subsequently found to have unrelated visual impairment that could have impacted the Bayley - III. ( Patient 1 recently began wearing glasses.) The Bayley scoring is based on direct observation by a neurodevelopmental specialist.

11 Patient 2: Vineland - II Continued improvement despite having severe developmental delay at baseline and prior history of regression Parameter Baseline 3 months 6 months Patient Age 31.6 34.5 37.6 Motor Gross motor 11 12 13 Fine motor 11 12 12 Language Receptive language 14 13 20 Expressive language 8 12 12 Social Personal living skills 16 16 17 Interpersonal relationships 13 21 21 Play and leisure time 12 12 23 Overall Developmental Age (months) 13 16 19 7 10 13 16 19 22 31 33 35 37 Developmental Age (months) Chronological Age (months) Normal Fine motor Gross motor Receptive language Expressive language Personal living skills Interpersonal relationships Play and leisure time Overall * *Not shown on graph because values are too high. T he Vineland - II is caretaker - assessed.

Developmental Gains for Patient 2 (Vineland-II)

	Baseline		6-month Visit
Gross motor	Stand with support for 5 seconds Pulls to standing position	→	Standing without support for 1-3 minutes Walks without support 2-3 steps Throws ball
Fine motor	Sometimes able to squeeze toy Transfers object from one hand to other	→	Puts objects in container Removes objects in container Picks up small object with finger/thumb
Receptive language	Smiles upon hearing "yes" Stops when hearing no/stop Rarely follows 1 step command	→	Follows 1 step command Points to 3 major body parts
Expressive language	Never uses "mama/dada" No words with meaning Pre-speech sounds	→	Says mama/dada Waves goodbye Uses single words

The Vineland-II is caretaker-assessed.

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Imagine-1 PassageBio

13 Patient 2: Bayley - III Overall improvement observed for motor, language, and cognitive domains Parameter Baseline 3 months 6 months Patient Age 31.6 35 37.6 Motor Gross motor 10 12 11 Fine motor 7 9 7 Language Receptive language 4 9 11 Expressive language 7 7 6 Cognitive Cognition 8 9 13 Overall Developmental Age (months) 7.3 9.1 10.1 0 3 6 9 12 15 31 33 35 37 Developmental Age (months) Chronological Age (months) Normal Gross motor Fine motor Receptive language Expressive language Cognition Overall * *Not shown on graph due to the severe developmental delay. The Bayley scoring is based on direct observation by a neurodevelopmental specialist.

14 0 200 400 600 800 1000 Whole brain Cerebral cortex Cerebral white matter Cerebellum cortex Cerebellar white matter Baseline Month 6 Month 12 ↑ 15% ↑ 15% Patient 1: Change from Baseline at Month 12 (Age at gene transfer: 15 months) Patient 2: Change from Baseline at Month 6 (Age at gene transfer: 31 months) 35% inc 0 200 400 600 800 1000 Whole brain Cerebral cortex Cerebral white matter Cerebellum cortex Cerebellar white matter Baseline Month 6 ↑1% ↓~4% ↓~3% ↓~10% No change Cubic centimeters ↑27% ↓12% ↑35% 0 200 400 600 800 1000 Whole brain Cerebral cortex Cerebral white matter Cerebellum cortex Cerebellar white matter Baseline Month 6 Month 12 ↑ 15% ↑ 15% Cubic centimeters ↑27% ↓12% ↑35% Cohort 1 Volumetric MRI Data

Cohort 1 Interim Biomarker Data


Beta-Gal, CSF
nmol/mL/3hr
NHS patient value range
0.30-1.81 nmol/mL/3hr†
Time (Days)
-100
0
100
200
300
400
4
3
2
1


Beta-Gal, Serum
*
nmol/mL/3hr
NHS patient value range
2.25-10 nmol/mL/3hr†
Time (Days)
20
15
10
5
-100
0
100
200
300


GM1 Gangliosides, CSF C18:0
Apparent nM
200
150
100
50
-100
0
100
200
300
Time (Days)


GM1 Gangliosides, WB C18:0
Apparent nM
1000
800
600
400
200
-100
0
100
200
300
400
Time (Days)

- CSF β-gal activity increased above levels seen in NHS following dosing and sustained at upper limit of NHS
- Serum β-gal activity increased in both patients; however, over time, post-treatment β-gal activity for Patient 1 was above NHS patient values, while Patient 2 normalized to NHS patient values
- CSF GM1 gangliosides increased in Patient 1 but subsequently stabilized; data for Patient 2 fluctuated
- Whole blood GM1 gangliosides in Patients 1 and 2 increased slightly thru ~50 d post-treatment, then trended downward slightly over time

Patient 1
Patient 2

*Baseline reflects the average of two samples collected within 48-hours of dosing. †Based on preliminary data from University of Pennsylvania's ODC NHS study (NCT04041102).
β-Gal=β-galactosidase; CSF=cerebrospinal fluid; NHS=natural history study.

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16 Key Takeaways from Cohort 1 Interim Data Low dose PBGM01 was well - tolerated with demonstration of functional transgene expression and developmental improvement AEs =adverse events; ICM= intra - cisterna magna .. SAFETY Positive safety profile and well - tolerated with no serious AEs and no complications related to ICM injection CLINICAL STATUS Sustained and continual improvement across developmental areas on both the Vineland and Bayley scal es ADDITIONAL STUDIES Are needed to determine if biomarkers can predict outcomes and if treating early is critical to maximize the response

Acknowledgements

Thank you to the patients, families, caregivers for their participation in this study.
Thank you to the coordinators and site study staff who are instrumental in making this work happen.

Co-authors

Caroline A Hastings, UCSF Benioff Children's Hospital
Debra-Lynn Day-Salvatore, Saint Peter's University Hospital
Can Ficicioglu, Children's Hospital of Philadelphia
Chester B Whitley, University of Minnesota
Michal Inbar-Feigenberg, The Hospital for Sick Children
Geneviève Bernard, McGill University; McGill University Health Center
Roberto Giugliani, Federal University of Rio Grande do Sul
Julien Baruteau, Great Ormond Street Hospital for Children
Fatih S Ezgü, Gazi University
Sylvia Stockler, BC Children's Hospital
Jeanine R Jarnes, University of Minnesota
Yan G. Ni, Pruthvi Nagilla, Victoria L Ballard, Thomas F Haws, Mark S. Forman, Passage Bio
Michael H Gelb, University of Washington
Michelle Miller, University of Pennsylvania Gene Therapy Program

Vector is technology of The University of Pennsylvania (Gene Therapy Program).
Imagine-1 is funded by Passage Bio
More information on the Imagine-1 trial (NCT04713475) can be found at www.clinicaltrials.gov.

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Imagine-1
A Clinical Trial for GM1 Gangliosidosis

PassageBio